UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 30, 2004

XSTREAM BEVERAGE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	033-30158-A	62-1386351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 NW 15 Avenue, Bay A, Fort Lauderdale, Florida 33309

(Address of Principal Executive Office) (Zip Code)

(954) 598-7997

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(Item 7.  Financial Statements and Exhibits.)

(a)

Financial statements of businesses acquired.

Effective March 15, 2004 Xstream Beverage Group, Inc., through its wholly owned subsidiary, Beverage Network of Massachusetts, Inc., acquired substantially all of the assets and the assumption of certain liabilities of Ayer Beverages, Inc. On March 30, 2004 Xstream Beverage filed a Report on Form 8-K regarding this acquisition. Attached are the audited balance sheets of Ayer Beverage, Inc. as of December 31, 2003 and the related statements of income, changes in stockholders' deficiency and cash flows for the years ended December 31, 2003 and 2002, together with unaudited balance sheet and related statement of income for the period of January 1, 2004 to March 15, 2004. Proforma financial information related to this transaction was included in Note 3 - Acquisitions of Xstream Beverage's financial statements for the six months ended June 30, 2004 as included in its Report on Form 10-QSB for that period as previously filed with the SEC.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

XSTREAM BEVERAGE GROUP, INC.

Date: September 29, 2004	By:	/s/ JERRY PEARRING
Jerry Pearring President

3

Ayer Beverage, Inc.

AYER BEVERAGE, INC.

BALANCE SHEET

MARCH 15, 2004

(Unaudited)

ASSETS

CURRENT ASSETS
Cash	$8,488
Accounts Receivable	1,613
Inventory	8,886
Prepaid expenses	500

TOTAL CURRENT ASSETS	19,487

PROPERTY AND EQUIPMENT, NET	31,188

OTHER ASSETS
Goodwill	113,500

TOTAL OTHER ASSETS	113,500

TOTAL ASSETS	$164,175

LIABILITIES AND STOCKHOLDER'S DEFICIENCY
CURRENT LIABILITIES
Accounts payable	65,221
Note and Line of Credit	40,029
Loan Payable - Shareholder	92,670

TOTAL CURRENT LIABILITIES	197,920

TOTAL LIABILITIES	197,920

COMMITMENT AND CONTINGENCIES (NOTE 6)

STOCKHOLDER'S DEFICIENCY
Common Stock, no par value, 20,000 shares authorized, 1,000 issued and outstanding	—
Accumulated deficit	(33,745)

TOTAL STOCKHOLDER'S DEFICIENCY	(33,745)

TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIENCY	$164,175

See accompanying notes to unaudited financial statements

AYER BEVERAGE, INC.

STATEMENT OF OPERATIONS

FOR THE PERIOD JANUARY 1, 2004 THROUGH MARCH 15, 2004

(Unaudited)

Sales, net	$151,084

Cost of Goods Sold	101,488

Gross Profit	49,596

Operating Expenses
Compensation	13,169
Professional fees	1,906
General and administrative	25,849

TOTAL OPERATING EXPENSES	40,924

Income from Operations	8,672

OTHER EXPENSES
Interest expense	(638)

TOTAL OTHER EXPENSE	(638)

NET INCOME	$8,034

NET INCOME PER SHARE - BASIC AND DILUTED	$8.03

Weighted average number of shares outstanding
during the period - basic and diluted	1,000

See accompanying notes to unaudited financial statements

AYER BEVERAGE, INC.

STATEMENT OF CASH FLOWS

FOR THE PERIOD JANUARY 1, 2004 THROUGH MARCH 15, 2004

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$8,034
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation	1,790
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	373
Inventory	(424)
Prepaid expenses	1,054
Increase (decrease) in:
Accounts payable	(377)

NET CASH PROVIDED BY OPERATING ACTIVITIES	10,450

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash overdraft repayment	(6,003)
Proceeds from Loan, Note and Line of Credit	4,648
Proceeds from related party loan	20,041
Repayment of Loan, Note and Line of Credit	(13,761)
Repayment of related party loan	(6,887)

NET USED IN FINANCING ACTIVITIES	(1,962)

Net Increase in Cash	8,488

Cash at Beginning of Period	—

CASH AT END OF PERIOD	$8,488

Supplemental Disclosure of Cash Flow Information:
Cash Paid For:
Interest	$638
Taxes	$—

See accompanying notes to unaudited financial statements

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America and the rules and regulations of the United States Securities and Exchange Commission for interim consolidated financial information. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position and results of operations.

It is management’s opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation. The results for the interim period are not necessarily indicative of the results to be expected for the year.

For further information, refer to the audited financial statements and footnotes for the years ended December 31, 2003 and 2002 included in the Company’s Form 8-K/A.

NOTE 2 - INVENTORIES

Inventories are stated at the lower of cost or market determined on the "first-in, first-out" method. The Company had $8,886 of inventories at March 15, 2004 consisting primarily of resalable product.

NOTE 3 - ACQUISITION AND GOODWILL

In fiscal year 2001, the sole shareholder formed the Company which acquired the assets of a prior company and began operations of the Ayer Beverage, Inc. The purchase was accounted for using the purchase method in accordance with Statement of Financial Accounting Standards 141 “Business Combinations”. The purchase price of $172,000 (cash of $120,000 and a note of $52,000) was allocated based on the estimated fair market value of the assets acquired resulting in Inventory of $18,500, Furniture of $10,000, Trucks of $30,000, and Goodwill of $113,500. Under SFAS 142 “Goodwill and Other Intangible Assets”, Goodwill is not amortized but is reviewed annually for potential impairment. The Company evaluated the criteria for potential impairment under accounting standards and noted that due to the Company’s historical profitability, projected cash flows and other factors, no impairment was indicated.

NOTE 4 - NOTE AND LINE OF CREDIT

Note and line of credit consist of the following at March 15, 2004:

Note Payable, 8% interest, due June 2004	$28,726
Bank Overdraft Line of Credit 6%, interest	11,302
$40,029

A balloon payment to pay off the $28,726 note payable was due in June 2004, subsequent to the acquisition of the Company by Xstream Beverage Group, Inc. Accordingly, this note is in default as of the date of this report.

NOTE 5 - LOAN PAYABLE-SHAREHOLDER

Loan Payable -shareholder consists of the following at March 15, 2004:

Loans Payable – Shareholder	$92,670

This loan payable consists of unsecured open advances made by the sole shareholder to the Company. The amount is non-interest bearing and due on demand. (See Note 8)

NOTE 6 - COMMITMENTS AND CONTINGENCIES

(A) LETTERS OF INTENT AND ACQUISITION AGREEMENTS

On February 27th, 2004, Xstream Beverage Group, Inc.,(“Xstream”) a publicly held company, accepted a letter of intent from Ayer Beverage, Inc. to acquire Ayer’s business, assets, and certain liabilities. The Company sold its assets for $200,000 cash and 20,000 (post-reverse split) shares of the Xstream’s restricted common stock valued at $48,000. The transaction closing was effective at close of business on March 15, 2004.

(B) DEFAULT ON NOTE PAYABLE

The Company is in default on a note payable collateralized by substantially all assets of the Company (see Note 4).

NOTE 7 - STOCKHOLDER’S EQUITY

The accumulated deficit of $33,745 at March 15, 2004 results from historical S corporation dividends in excess of accumulated retained earnings. The S corporation dividend for the period January 1, 2004 through March 15, 2004 was $12,990.

NOTE 8 - RELATED PARTIES

The sole stockholder periodically advances funds to the Company. The balance due to the sole stockholder at March 15, 2004 was $92,670 and is unsecured, non-interest bearing and due on demand. This balance was not assumed by Xstream Beverage Group, Inc. upon the acquisition. (See Notes 5 and 6(A))

NOTE 9 - SUBSEQUENT EVENTS

In March 2004, the Company was acquired by Xstream Beverage Group, Inc., a publicly traded company. (See Note 6(A))

AYER BEVERAGE, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

Ayer Beverage, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of:

Ayer Beverage, Inc.

We have audited the accompanying balance sheet of Ayer Beverage, Inc. as of December 31, 2003, and the related statements of income, changes in stockholder’s deficiency, and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ayer Beverage, Inc. at December 31, 2003, and the results of its operations and its cash flows for the years ended December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

/s/ SALBERG & COMPANY, P.A.

Boca Raton, Florida

September 28, 2004

AYER BEVERAGE, INC.

BALANCE SHEET

DECEMBER 31, 2003

ASSETS

CURRENT ASSETS
Cash	$—
Accounts receivable	1,986
Inventory	8,462
Other receivables	175
Prepaid expenses	1,380

TOTAL CURRENT ASSETS	12,004

PROPERTY AND EQUIPMENT, NET	32,978

OTHER ASSETS
Goodwill	113,500

TOTAL OTHER ASSETS	113,500

TOTAL ASSETS	$158,481

LIABILITIES AND STOCKHOLDER'S DEFICIENCY
CURRENT LIABILITIES
Cash overdraft	$6,003
Accounts payable	65,597
Loan, Note and Line of Credit	42,270
Loan Payable - Shareholder	73,399

TOTAL CURRENT LIABILITIES	187,269

TOTAL LIABILITIES	187,269

COMMITMENTS AND CONTINGENCIES (NOTE 8)

STOCKHOLDER'S DEFICIENCY
Common Stock, no par value, 20,000 shares authorized, 1,000 issued and outstanding	—
Accumulated deficit	(28,788)

TOTAL STOCKHOLDER'S DEFICIENCY	(28,788)

TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIENCY	$158,481

See accompanying notes to financial statements

AYER BEVERAGE, INC.

STATEMENTS OF INCOME

	For the Year Ended December 31,
	2003	2002

Sales, net	$1,088,284	$1,204,475

Cost of Goods Sold	797,798	804,701

Gross Profit	290,486	399,775

Operating Expenses
Compensation	125,030	105,301
Professional fees	5,427	4,495
General and administrative	126,342	197,266

Total Operating Expenses	256,799	307,062

INCOME FROM OPERATIONS	33,687	92,712

OTHER INCOME (EXPENSE)
Other income	—	730
Interest expense	(4,526)	(4,826)

TOTAL OTHER INCOME (EXPENSE), NET	(4,526)	(4,096)

NET INCOME	$29,161	$88,616

NET INCOME PER SHARE - BASIC AND DILUTED	$29.16	$88.62

Weighted average number of shares outstanding
during the year - basic and diluted	1,000	1,000

See accompanying notes to financial statements

AYER BEVERAGE, INC.

STATEMENTS OF CHANGES IN STOCKHOLDER'S DEFICIENCY

FOR THE YEARS ENDED

DECEMBER 31, 2003 AND 2002

	Common Stock		Accumulated Deficit	Total
	Shares	Amount

Balance, December 31, 2001	1,000	$—	$(43,254)	$(43,254)

S-Corporation Dividend	—	—	(52,812)	(52,812)

Net Income, 2002	—	—	88,616	88,616

Balance, December 31, 2002	1,000	$—	$(7,450)	$(7,450)

S-Corporation Dividend	—	—	(50,499)	(50,499)

Net Income, 2003	—	—	29,161	29,161

Balance, December 31, 2003	1,000	$—	$(28,788)	$(28,788)

See accompanying notes to financial statements

AYER BEVERAGE, INC.

STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,
	2003	2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$29,161	$88,616
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation	10,729	9,079
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	234	(1,588)
Inventory	12,493	(9,513)
Prepaid expenses	(854)	200

Increase (decrease) in:
Accounts payable	6,385	(12,879)
Other liabilities	(1,063)	1,063

NET CASH PROVIDED BY OPERATING ACTIVITIES	57,085	74,978

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of equipment	—	(16,500)

NET CASH USED IN INVESTING ACTIVITIES	—	(16,500)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash overdraft (repayment)	6,002	(66)
Proceeds from Loan, Note and Line of Credit	829	24,165
Payment of S Corporation dividends	(50,499)	(52,812)
Repayment of Loan, Note and Line of Credit	(19,002)	(10,213)
Repayment of related party loan	(4,033)	(9,934)

NET CASH USED IN FINANCING ACTIVITIES	(66,703)	(48,860)

Net (Decrease) Increase in Cash	(9,618)	9,618

Cash at Beginning of Year	9,618	—

CASH AT END OF YEAR	$(0)	$9,618

Supplemental Disclosure of Cash Flow Information:
Cash paid for:
Interest	$4,526	$4,096
Taxes	$—	$—

See accompanying notes to financial statements

AYER BEVERAGE, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) ORGANIZATION AND NATURE OF BUSINESS

In March 2004, Beverage Network of Massachusetts, Inc. was incorporated in Massachusetts and acquired the assets and operations of Ayer Beverage, Inc. (the "Company") on March 15, 2004. The Company, with principal offices in Ayer, Massachusetts, is a distributor to the Massachusetts market of beverage products consisting primarily of water, juices, and ready to drink teas.

(B) USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates of the Company include the allowance for doubtful accounts and the valuation of intangible assets.

(C) CASH AND CASH EQUIVALENTS

For purposes of the cash flow statement, the Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

(D) ACCOUNTS RECEIVABLE

Accounts receivable result from the sale of the Company's products and is reported at anticipated realizable value. The Company estimates its allowance for doubtful accounts based on a specific identification basis and additional allowances as needed based upon historical collections experience. Accounts receivable is considered past due if payment has not been received from the customer within thirty days and management reviews the customer accounts on a routine basis to determine if an account should be written off.

(E) INVENTORIES

Inventories are stated at the lower of cost or market determined on the "first-in, first-out" method.

(F) PROPERTY AND EQUIPMENT, NET

Property and Equipment is stated at cost and depreciation is computed using the straight-line method over the estimated economic useful life of 5 to 7 years. Maintenance and repairs are charged to expense as incurred. Major improvements are capitalized.

(G) LONG-LIVED ASSETS

The Company reviews long-lived assets and certain identifiable assets related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. If the non-discounted future cash flows of the enterprise are less than their carrying amount, their carrying amounts are reduced to fair value and an impairment loss is recognized. Goodwill represents the excess of the cost of the

AYER BEVERAGE, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

Company’s acquired assets over the fair value of their net assets at the date of acquisition.  Under Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, goodwill is no longer subject to amortization over its estimated useful life; rather, goodwill is subject to at least an annual assessment for impairment applying a fair-value based test.

(H) REVENUE RECOGNITION

The Company recognizes revenue upon acceptance of delivery of its product by its customers at agreed prices. Based on market conditions, the Company or its suppliers may choose to promote certain brands by offering free product or case volume discounts. The cost of any supplier sponsored promotion is recoverable in whole or in part from the supplier. The Company follows the guidance of Emerging Issues Task Force (EITF) Issue 01-9 "Accounting for Consideration Given by a Vendor to a Customer". Accordingly, the Company does not recognize revenue on free promotional product or discounts. Further, the Company recognizes as a cost of sale, the cost of free promotional product net of any available chargebacks to the suppliers.

(I) INCOME TAXES

The Company has elected under the Internal Revenue Code to be taxed as an S corporation. In lieu of Corporation income taxes, stockholders’ of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal or state income taxes has been included in the accompanying financial statements.

(J) NET LOSS PER COMMON SHARE

Basic net income (loss) per common share (Basic EPS) excludes dilution and is computed by dividing net income (loss) available to common stockholder by the weighted-average number of common shares outstanding for the period. Diluted net income per share (Diluted EPS) reflects the potential dilution that could occur if stock options or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company. For 2003 and 2002, diluted loss per share is the same as basic loss per share since there are no common stock equivalents outstanding.

(K) FAIR MARKET VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. The fair carrying amount reported in the balance sheets of accounts and other receivables, accounts payable and accrued liabilities, and the loan, note and line of credit approximate fair value due to the relatively short-term maturity of these instruments.

(L) CONCENTRATION OF CREDIT RISK AND OTHER CONCENTRATIONS

Accounts receivable potentially subject the Company to concentration of credit risk. The Company's customer base is sufficiently diversified to mitigate any significant concentration of credit risk. In addition, during the years presented in the accompanying financial statements, the Company delivered a majority of its products on a cash on delivery (C.O.D.) basis The Company generally provides an allowance for potential credit losses with respect to accounts receivable collections.

AYER BEVERAGE, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

The Company concentrates its customer base in the Massachusetts region of the United States and may therefore be subject to economic fluctuations that may affect that region.

(M) RECENT ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board has recently issued several new accounting pronouncements, which may apply, to the Company.

In November 2002, the FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"). FIN 45 requires that a liability be recorded in the guarantor's balance sheet upon issuance of a guarantee. In addition, FIN 45 requires disclosures about the guarantees that an entity has issued, including a reconciliation of changes in the entity's product warranty liabilities. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor's fiscal year-end. The disclosure requirements of FIN 45 are effective for the Company for financial statements of interim periods beginning July 1, 2003. The adoption of FIN 46 did not have a material impact on the Company's financial position, results of operations, or liquidity.

In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"), as amended by FIN46(R), which represents an interpretation of Accounting Research Bulletin No. 51 ("ARB 51"), "Consolidated Financial Statements". ARB 51 requires that a Company's financial statements include subsidiaries in which the Company has a controlling financial interest. That requirement usually has been applied to subsidiaries in which the Company has a majority voting interest. However, the voting interest approach is not effective in identifying controlling financial interests in entities (referred to as "variable interest entities") that are not controllable through voting interests or in which the equity investors do not bear the residual economic risks. FIN 46 provides guidance on identifying variable interest entities and on assessing whether a Company's investment in a variable interest entity requires consolidation thereof. As amended by FIN 46(R), this interpretation is effective by the end of the first reporting period ending after December 15, 2003 for small business issuers that have special purpose entities and after December 15, 2004 for all other types of variable interest entities. The adoption of FIN 46 did not have a material impact on the Company's financial position, results of operations, or liquidity.

NOTE 2 - ACCOUNTS RECEIVABLE

Accounts receivable consist of the following at December 31, 2003:

Accounts receivable	$1,986
Allowance for doubtful accounts	—
$1,986

There was no bad debt expense recorded in 2003 and 2002.

NOTE 3 - INVENTORIES

Inventories are stated at the lower of cost or market determined on the "first-in, first-out" method. The Company had $8,462 of inventories at December 31, 2003 consisting primarily of resalable product.

AYER BEVERAGE, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

NOTE 4 - PROPERTY AND EQUIPMENT

Property and Equipment consists of the following at December 31,2003:

Furniture & Fixtures	$10,000
Trucks	46,500
Total	$56,500
Less accumulated depreciation	(23,522)
Property and equipment, net	$32,978

Depreciation expense was $10,729 and $9,079 for the years ended December 31, 2003 and 2002, respectively.

NOTE 5 - ACQUISITION AND GOODWILL

In fiscal year 2001, the sole shareholder formed the Company which acquired the assets of a prior company and began operations of the Ayer Beverage, Inc. The purchase was accounted for using the purchase method in accordance with Statement of Financial Accounting Standards 141 “Business Combinations”. The purchase price of $172,000 (cash of $120,000 and a note of $52,000) was allocated based on the estimated fair market value of the assets acquired resulting in Inventory of $18,500, Furniture of $10,000, Trucks of $30,000, and Goodwill of $113,500. Under SFAS 142, “Goodwill and Other Intangible Assets”, Goodwill is not amortized but is reviewed annually for potential impairment. The Company evaluated the criteria for potential impairment under accounting standards and noted that due to the Company’s historical profitability, projected cash flows and other factors, no impairment was indicated.

NOTE 6  - LOAN, NOTE AND LINE OF CREDIT

Loan, note and line of credit at December 31, 2003 consists of the following:

Note Payable, 8% interest, due June 2004 (see a)	$30,400
Bank Loan Revolving Line of Credit (see b)	6,917
Bank Overdraft Revolving Line of Credit (see c)	4,953
$42,270

(a) This represents the balance of the note discussed in footnote 5. Principal and interest payments of $1,054 due monthly. A balloon payment to pay off the $30,400 note payable was due in June 2004 subsequent to the acquisition of the Company by Xstream Beverage Group, Inc. Accordingly, this note is in default as of the date of the accompanying audit report. The note is collateralized by substantially all assets of the Company. (see Note 8(D))

(b) The bank loan is represented by a November 3, 2003 $25,000 promissory note at 6% interest of which the Company originally borrowed approximately $8,000 to refinance a truck purchase.  The note is payable with monthly principal and interest payments based upon the outstanding balance and is due on demand. The note is collateralized by substantially all assets of the Company.

(c) Bank revolving line of credit for $10,000 dated May 1, 2002, interest at 12.75%, monthly minimum payments due as computed by the bank based on the outstanding balance, due on demand.

AYER BEVERAGE, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

NOTE 7 - LOAN PAYABLE - SHAREHOLDER-

Loan Payable -shareholder consists of the following at December 31, 2003:

Loans Payable – Shareholder	$73,399

This loan payable consist of unsecured, open advances made by the sole shareholder to the Company. The amount is non-interest bearing and due on demand. (See Note 10)

NOTE 8 - COMMITMENTS AND CONTINGENCIES

(A) LETTERS OF INTENT AND ACQUISITION AGREEMENTS

On February 27th, 2004, Xstream Beverage Group, Inc.,(“Xstream”) a publicly held company, accepted a letter of intent from Ayer Beverage, Inc. to acquire Ayer’s business, assets, and certain liabilities. The Company sold its assets for $200,000 cash and 20,000 (post-reverse split) shares of the Xstream’s restricted common stock valued at $48,000. The transaction closing was effective at close of business on March 15, 2004 (see Note 10)

(B) OFFICE LEASE

In June 2001, the Company entered into a 3 year lease for 4,500 square feet of office/warehouse space through June 2004 at a base rent of $1,425. Rent Expense for the years ending December 31, 2003, and 2002 was $17,050 and $20,788 respectively. Rent due in fiscal 2004 through the lease termination date of June 2004 is approximately $8,550.

(C) WAREHOUSING SERVICES

From time to time, the Company agrees to store product for other distributors and suppliers based on agreed fees for warehousing services. Such fees are not material to operations.

(D) DEFAULT ON NOTE PAYABLE

The Company is in default on a note payable collateralized by substantially all assets of the Company (see Note 6(a)).

NOTE 9 - STOCKHOLDER’S DEFICIENCY

Upon formation of the Company, 1,000 no par value common shares were issued to the sole shareholder for no consideration. The value of the shares was not material.

The accumulated deficit of $28,788 results from S corporation dividends in excess of accumulated retained earnings over the periods presented in the accompanying financials statements.

NOTE 10 - RELATED PARTIES

The sole stockholder periodically advances funds to the Company. The balance due to the sole stockholder at December 31, 2003 was $73,399 and is unsecured, non-interest bearing and due on demand. This balance was not assumed by Xstream Beverage Group, Inc. upon the acquisition (see Notes 7 and 8 (A)).

NOTE 11 – SUBSEQUENT EVENTS

In March 2004, the Company was acquired by Xstream Beverage Group, Inc., a publicly traded company. (See note 8(A))